Exhibit 99
Investor Relations Presentation Results through April 1, 2023

Please be aware that statements included in this presentation that are not historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act, as amended, and are based on management’s beliefs, assumptions, current expectations, estimates, and projections about the markets we serve, the economy, and the company itself. Words like “anticipates,” “believes,” “confident,” “estimates,” “expects,” “forecasts,” likely,” “plans,” “projects,” “should,” variations of such words, and similar expressions identify such forward-looking statements. These statements do not guarantee future performance and involve certain risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. The Company does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. Actual results could differ materially from those included in such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty. Among the factors that could cause actual results to differ materially from forward-looking statements are the following: Fluctuations in the price of lumber; adverse or unusual weather conditions; adverse conditions in the markets we serve; government regulations, particularly involving environmental and safety regulations; and our ability to make successful business acquisitions. Certain of these risk factors as well as other risk factors and additional information are included in the Company's reports on Form 10-K and 10-Q on file with the Securities and Exchange Commission. Non-GAAP Financial Information: This presentation includes certain financial information not prepared in accordance with U.S. GAAP. Because not all companies calculate non-GAAP financial information identically (or at all), the information herein may not be comparable to other similarly titled measures used by other companies. Management considers adjusted EBITDA and return on invested capital to be non-GAAP alternative performance measures which may provide useful information to investors. This presentation is the property of UFP Industries, Inc. Any redistribution, retransmission, or reprinting of this presentation in any form without the express written consent of UFP Industries is strictly prohibited. UFP INDUSTRIES, INC.

UFP Industries is a holding company whose operating subsidiaries – UFP Packaging, UFP Construction and UFP Retail Solutions – manufacture, distribute and sell a wide variety of value-added products used in residential and commercial construction, outdoor living, packaging and other industrial applications worldwide. NO MISSION STATEMENTS. JUST PEOPLE ON A MISSION.™

15,000+ Employees worldwide 221 Facilities worldwide 1955 Founded in Grand Rapids, MI $9.6B 2022 Net Sales 39% 32% 25% 4% Based on 2022 Net Sales $3.7B in 2022 Big box, independents, & buying co-ops $2.4B in 2022 Industrial manufacturers, OEM’s, agricultural and logistics UFP AT A GLANCE $3.1B in 2022 Single-, multi-family and factory-built housing, commercial, concrete formers $0.4B in 2022 Overseas trading with manufacturing and design assets in eight countries offering packaging solutions $1.1B 2022 Adj. EBITDA Business segments and markets

WHERE WE ARE 197 2 4 1 2 9 1 5 221 Locations 8 Countries

Annual unit sales growth of 5-7 percent, including small acquisitions Minimum 10% adjusted EBITDA margin Earn incremental return on new investment greater than WACC Maintain a conservative capital structure LONG-TERM FINANCIAL GOALS

2013 31% 69% 36% 64% 40% 60% 37% 63% 32% 68% Value-added as a percent of sales 20 22 .. VALUE ADDED SALES Commodity Value-added 2019 2020 2021 2022 Q1 2023 YTD

$5m New Products $377m INNOVATION AND NEW PRODUCTS $540m 10% 10% $426m 8% $842m $736m 10% $167m 9% 2019 2020 2021 2022 Q1 2023 YTD Net Sales % of Sales 4% *This represents new product sales that were excluded because they no longer meet our definition of new products. New products are defined as those that will generate sales of at least $1 million per year within 4 years of launch and are still growing. Sunset Sales*

INNOVATION AND NEW PRODUCTS In 2022 we launched our Innovation Accelerator to: Bring new products and services to market faster Spur internal growth in new capabilities, products and processes Drive faster scale and synergy through rapid iteration. In 2023 we started the UFP Venture Fund to: Spur external growth through late-stage development and early-stage commercialization opportunities Empower entrepreneurs to build businesses, services, and products that can transform our industry Commit an investment of $100 million over 5 years to meet our development goals UFP VENTURE FUND

New Structure Drives Better Strategy, Development and Execution Western Division Southern Division Northern Division • Improved alignment with our customers • Faster introduction of new, value-added products • Better, quicker decision making • More effective allocation of capital Our new structure, based on management of market segments rather than geography, brought greater focus, effecting: Result: better EBITDA margins and ROIC 1955 - 2019 2020 and Beyond

Process Identify attractive growth runways in each Business Unit under each Business Segment and identify gaps in our capabilities to pursue those runways. Find new products and services to speed our transformation from commodity sales to value-added selling solutions and brands. Purpose Achieve scale and synergy targets to optimize growth, margins and returns. Goal Scale, low-cost production, automation, increased customer wallet share. Driving Deckorators recycle content, scaling opportunity. Securing supply and margin improvement for growing Industrial business. 20 22 RECENT ACQUISITIONS

Diversified business portfolio mitigates lumber and business risk Mix of fixed- and variable-priced products hedges volatile lumber prices Return-focused approach to capital allocation Capital reserves used opportunistically Average senior management team tenure: 22.6 years 67 straight years of profitability Every plant is a profit center and all employees bonused on ROIC All managers required to own stock Balanced Business Model Strong Balance Sheet Experienced Leadership Incentives Aligned With Shareholders A UNIQUE CULTURE BUILT FOR GOOD TIMES AND BAD Model maintains performance in cyclical and secular downturns STABLE PREPARED FOCUSED ENTREPRENEURIAL

BUSINESS SEGMENTS

$284m 19% 15% $402m $510m 19% 58% 42% 46% 43% 54% 57% 55% 45% $307m 8% 8% $283m New Products & % of Net Sales Value-added as a % of Net Sales DecKorators $326M 2022 UFP Edge $168M 2022 Prowood, Sunbelt & Outdoor Essentials $3.2B 2022 Net Sales % of Sales Commodity Value-added 2019 2020 2021 2022 2019 2020 2021 2022 Sunset Sales* *This represents new product sales that were excluded because they no longer meet our definition of new products. New products are defined as those that will generate sales of at least $1 million per year within 4 years of launch and are still growing.

. Outdoor lifestyle products including wood and vinyl fencing, landscape and garden décor, picnic tables, pergolas, trellises and more Premium siding, pattern, trim; interior accent wall products Pressure-treated decking, timbers, panels and construction materials, including fire-retardant The industry’s leading innovator of composite decking, railing and accessories* On-trend brands to all major building products retailers, supported with best-in-class in-store and e-commerce support *Comprises 64% to Big Box customers and 36% to one- and two-step distribution as of 2022. ProWoodLumber.com OutdoorEssentialProducts.com Deckorators.com UFPEdge.com

$69m 6% 8% $73m $177m 7% 35% 66% 34% 68% 32% 65% 72% 28% $278m $38m 12% 2% UFPpackaging.com Protective Packaging Solutions $57M 2022 PalletOne $399M 2022 Structural Packaging $1.9B 2022 2019 2020 2021 2022 2019 2020 2021 2022 New Products & % of Net Sales Value-added as a % of Net Sales Commodity Value-added Net Sales % of Sales Sunset Sales* *This represents new product sales that were excluded because they no longer meet our definition of new products. New products are defined as those that will generate sales of at least $1 million per year within 4 years of launch and are still growing.

Innovative packaging solutions and components backed by a global manufacturing footprint and the industry’s leading engineering, design, and integrated service teams STRUCTURAL PACKAGING Wood, steel, foam and corrugated for mixed material crates and specialty containers. Hard cases, lumber processing, logistics solutions and onsite packaging services PALLETONE Machine-built pallets, design, engineering and testing PROTECTIVE PACKAGING SOLUTIONS Corrugated conversion, stretch/shrink films, labels, strapping, hardware and software solutions for all industries

$60m 4% $54m 5% $136m 3% 24% 81% 19% 73% 27% Factory-Built 76% $1.2B 2022 Commercial $336M 2022 Concrete Forming $264M 2022 Site-Built $1.4B 2022 23% 77% $39m 5% 1% 2019 2020 2021 2022 2019 2020 2021 2022 New Products & % of Net Sales Value-added as a % of Net Sales Commodity Value-added $148m Net Sales % of Sales Sunset Sales* *This represents new product sales that were excluded because they no longer meet our definition of new products. New products are defined as those that will generate sales of at least $1 million per year within 4 years of launch and are still growing.

Roof trusses, floor joists, laminated wall panels, cabinet components, countertops and milled components for modular and manufactured homes, RV’s and mobile offices Lumber and panels; designed, engineered and manufactured forms Roof trusses, wall panels, floor systems, doors and framing services for residential and light commercial builders. Sales are approx. 70% single family, 30% multifamily Turnkey project management of consumer environment and architectural interiors. Design, development, engineering, manufacturing, assembly, distribution and installation Single-source provider of building components, concrete forms, framing, exterior and interior finishing programs designed to make building processes run at maximum efficiency IDXCorporation.com questdisplays.com UFPConstruction.com SITE-BUILT FACTORY-BUILT COMMERCIAL CONCRETE FORMING

Lumber trading in 65 countries. Industrial packaging solutions manufacturing in Australia, Mexico, Canada, Italy and India. 2022 Net Sales: $409 million

Drive operational excellence throughout the enterprise Cultivate a unique, rewarding culture throughout the UFP family of companies Provide significant opportunity for professional and personal growth Support communities in which we operate Supply exceptional products from sustainable sources Maintain inclusive, safe working environments Attract and retain diverse top-shelf talent Operate with a focus on energy efficiency and lean manufacturing Deliver Consistent, positive financial results to our shareholders For UFP, sustainability means more than using and selling renewable materials. It serves our ultimate goal of creating and sustaining value for shareholders. SUSTAINABILITY CONTINUUM

OUR SUSTAINABILITY PHILOSOPHY Priorities are successful employee outcomes and consistent shareholder return For UFP Industries, doing right doesn’t require departments and titles, but is simply part of who we’ve been and who we continue to be. And that’s how we like it – fewer committees, higher standards, and increased financial and social reward for employees, customers and communities. We believe profitability, asset values and shareholder return are optimized by acting responsibly, and that our investors experience higher sustainable returns when we support our customers, employees and communities. Our views on ESG and maintaining a sustainable enterprise can be found here.

FINANCIALS

OUR PERFORMANCE Net Earnings (ACI) ROIC Net Debt to Adjusted EBITDA 2019 2021 2020 Unit sales growth rate $ Sales in Millions Growth rate Strong track record of growth and performance improvement with emphasis on raising gross profit dollars per unit. ROIC-focused. 2022 21% 37% 117% 29% Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement. Net Sales 6% 6% 28% 2% $4,416 $5,154 $8,636 $9,627 Adjusted EBITDA 19% 36% 94% 31% $317 $431 $835 $1,097 Adjusted EBITDA Margin 7.2% 8.4% 9.7% 11.4% $180 $247 $536 $693 15.1% 21.0% 32.2% 34.6% 0.0 0.0 0.1 0.0

MANAGING LUMBER MARKET RISK Adjusted EBITA Margin Lumber Market Volatility* 4.2% 34.5% 39.9% 39.9% 6.2% 7.2% 8.4% 9.7% 11.4% 11.1% 0% 10% 20% 30% 40% 50% 0% 10% 20% 30% 40% 50% 2019 2020 2021 2022 Q1 2023 YTD Lumber Market Volatility Adjusted EBITDA Margin *Standard deviation of lumber prices divided by average weekly price. Balanced business model drives stable profit per unit Level of lumber prices does not drive profitability Sequential trends impact profit per unit Balanced mix of variable and fixed-price products mitigate risk Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement.

Net Sales Percent Change Net Sales Percent Change NET SALES (in millions) $4,416 $5,154 $8,636 $9,627 6% 6% 28% 2% 5% 5% 4% (1)% -5% 5% 15% 25% 35% 45% 55% $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 2019 2020 2021 2022 UFP Consolidated $1,499 $2,167 $3,418 $3,651 10% 25% 31% 10% 0% 24% (4)% (3)% -10% 5% 20% 35% 50% 65% 80% $- $750 $1,500 $2,250 $3,000 $3,750 $4,500 2019 2020 2021 2022 UFP Retail Solutions Net Sales Percent Change Net Sales Percent Change $1,086 $1,072 $2,148 $2,395 4% (6)% 40% (1)% (2)% (8)% 5% (2)% -15% 0% 15% 30% 45% 60% 75% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 2019 2020 2021 2022 UFP Packaging $1,637 $1,696 $2,698 $3,144 6% (6)% 17% 6% 6% (7)% 14% 4% -15% -5% 5% 15% 25% 35% 45% 55% $- $750 $1,500 $2,250 $3,000 $3,750 $4,500 2019 2020 2021 2022 UFP Construction Long-Term Goal: Unit sales growth of 5% to 7%, including small acquisitions Organic Unit Sales Growth Total Unit Sales Growth Net Sales

Adjusted EBITDA Adjusted EBITDA Margin Adjusted EBITDA Adjusted EBITDA Margin UFP Consolidated UFP Retail Solutions Adjusted EBITDA Adjusted EBITDA Margin Adjusted EBITDA Adjusted EBITDA Margin UFP Packaging UFP Construction Long-Term Goal: Achieve and sustain a 10% adjusted EBITDA margin Adjusted EBITDA Margin ADJUSTED EBITDA (in millions) $317 $431 $835 $1,097 7.2% 8.4% 9.7% 11.4% 4% 6% 8% 10% 12% 14% 16% 18% $- $200 $400 $600 $800 $1,000 $1,200 2019 2020 2021 2022 $75 $170 $151 $180 5.0% 7.8% 4.4% 4.9% 2% 4% 6% 8% 10% 12% $- $50 $100 $150 $200 $250 2019 2020 2021 2022 $101 $100 $300 $376 9.3% 9.3% 14.0% 15.7% 8% 10% 12% 14% 16% 18% 20% $- $75 $150 $225 $300 $375 $450 2019 2020 2021 2022 $96 $98 $283 $422 5.9% 5.8% 10.5% 13.4% 4% 6% 8% 10% 12% 14% 16% 18% 20% $- $100 $200 $300 $400 $500 2019 2020 2021 2022 Adjusted EBITDA Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement.

UFP Consolidated UFP Retail Solutions UFP Packaging UFP Construction ADJUSTED EBITDA GROWTH AND UNIT SALES 6% 6% 28% 2% 19% 36% 94% 31% 0% 20% 40% 60% 80% 100% 2019 2020 2021 2022 4% (6)% 40% (1)% 34% (1)% 200% 25% -20% 20% 60% 100% 140% 180% 220% 2019 2020 2021 2022 10% 25% 31% 0% 18% 127% (11)% 19% -40% 10% 60% 110% 160% 2019 2020 2021 2022 6% (6)% 17% 6% 14% 2% 189% 49% -20% 30% 80% 130% 180% 2019 2020 2021 2022 Percent Growth Percent Growth Percent Growth Percent Growth Long-Term Goal: Achieve Adjusted EBITDA growth exceeding unit sales growth Adjusted EBITDA Growth Unit Sales Growth Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement.

RETURN ON INVESTED CAPITAL Hurdle Rate = 20% Percent 15.1% 21.0% 32.2% 34.6% 0% 5% 10% 15% 20% 25% 30% 35% 40% 2019 2020 2021 2022 WACC = 10% Long-Term Goal: Earn an incremental return on new investment over our WACC Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement.

CASH CYCLE Cash Cycle = Days Receivables Outstanding + Days Supply of Inventory – Days Payables Outstanding 65* 56* 64* 64* 71 0 10 20 30 40 50 60 70 80 2019 2020 2021 2022 Q1 2023 YTD Days * Within the cash cycle, we’ve modified our calculation of days payables outstanding to be based on the cost of goods sold and accounts payable balances in our monthly financial statements. In prior periods, our calculation was based on invoice data. We’ve made this change to simplify the calculation and more easily integrate acquired operations into our financial metrics. The prior year metrics have been restated for the new method which reduced days payables and increased cash cycle by a range of 7 to 9 days from previously reported cash cycle figures.

BALANCED USE OF FREE CASH FLOW Acquisitions to contribute half of our total annual unit sales growth CapEx plan of $200M to $225M in 2023 Opportunistic share repurchases to offset issuances Increasing dividends Return-focused approach to capital allocation. $349 $336 $512 $832 $25 $31 $40 $59 $29 $96 $85 $89 $151 $174 $39 $65 $476 $180 Acquisitions Capex Share Buyback Dividends OCF 2019 2020 2021 2022 Operating Cash Flow and Capital Allocation (in millions)

CAPITAL STRUCTURE Conservative capital structure ensures ample resources to pursue prudent investment opportunities. Net Debt to Total Capitalization vs Maximum Target Net Debt to Adjusted EBITDA vs Maximum Target 15.7% 0.0% 0.0% 2.5% 0.0% 0.0% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 2018 2019 2020 2021 2022 Q1 2023 0.8 - - 0.1 - - 0.0 0.5 1.0 1.5 2.0 2.5 2018 2019 2020 2021 2022 Q1 2023 Max target Net Debt to Total Capital Net Debt to TTM Adjusted EBITDA Percent Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement.

NET SALES Q1 2023 (in millions) $2,489 $2,901 $2,323 $1,914 $1,822 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 UFP Consolidated $993 $1,121 $845 $691 $750 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 UFP Retail Solutions $611 $676 $585 $522 $487 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 UFP Packaging $787 $975 $777 $605 $516 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 UFP Construction 10% 3% 5% (9)% (7)% 3% 2% 3% (10)% (8)% 12% (6)% 6% (9)% (2)% (2)% (7)% 3% (11)% (2)% (3)% 0% 1% 0% (2)% (4)% (1)% (2)% 2% (4)% 15% 17% 8% (14)% (16)% 14% 17% 8% (14)% (16)% Organic Unit Sales YOY Growth Total Unit Sales YOY Growth Net Sales

ADJUSTED EBITDA Q1 2023 (in millions) $292 $319 $274 $213 $202 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 UFP Consolidated $78 $31 $36 $34 $49 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 UFP Retail Solutions $92 $105 $90 $89 $67 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 UFP Packaging $85 $138 $116 $84 $62 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 UFP Construction 11.7% 11.0% 11.8% 11.1% 11.1% 7.9% 2.8% 4.2% 5.0% 6.6% 15.1% 15.5% 15.4% 17.0% 13.7% 10.8% 14.2% 14.9% 13.9% 12.0% Adjusted EBITDA Adjusted EBITDA Margin Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement.

2801 E. Beltline Ave. NE Grand Rapids, MI 49506 (800) 598-9663 - UFPI.com THANK YOU